                                                                Exhibit 10.25


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                           CERTIFICATE OF AUTHORITY              CP00031

[SEAL OF THE STATE OF FLORIDA LOGO]

                               STATE OF FLORIDA
                                   OFFICE OF

                     INSURANCE COMMISSIONER AND TREASURER

                        THIS IS TO CERTIFY THAT:

                           COMPLETE WELLNESS INDEP. PHY. ASSN.-FL
                           507 SOUTH PAULA DRIVE
                           DUNEDIN, FLORIDA  34698

        HAS DULY QUALIFIED PURSUANT TO SECTIONS 626.88-626.894
        FLORIDA STATUES FOR CERTIFICATION AS A THIRD PARTY ADMINISTRATOR AND IS ENTITLED TO TRANSACT BUSINESS IN ACCORDANCE WITH THE AUTHORIZATION CITED ABOVE.

  12    04   97    12    40      00000000         0.00       45089
----------------  ----  -----  ------------   ------------  -------  ---------------            /s/ BILL NELSON
    ISSUE DATE    TYPE  CLASS   APPLICATION   TAXES & FEES  COMPANY  EXPIRATION DATE            TREASURER
                                                             CODE                               INSURANCE COMMISSION
                                                                                                FIRE MARSHAL

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